Accounts Receivable	12 Months Ended
Dec. 31, 2016
Accounts Receivable
Accounts Receivable

4.Accounts Receivable

Accounts receivable, current and non-current, mainly represent amounts due from customers for 1) sales of Solar PV projects; 2) rendering of EPC services; 3) supply of electricity under power supply agreements (“PPA”); and 4) sales of solar PV related components.

The allowance for doubtful accounts is provided against gross accounts receivable balances based on the Group’s best estimate of the amount of probable credit losses in the Group’s accounts receivable. The Group grants credit terms to credit-worthy customers. Terms vary per contract terms and range from 30 to 90 days. Contractually, the Group may charge interest for extended payment terms and require collateral. The Group regularly monitors and assesses the risk of not collecting amounts owed by customers. This evaluation is based upon a variety of factors, including an analysis of amounts current and past due along with relevant history and facts particular to the customer. The Group does not have any off-balance-sheet credit exposure related to its customers.

The movements of allowance for doubtful accounts are as follows:

	2016	2015	2014
Balance as at January 1	$36,553	$766	$5,887
Addition	4,171	36,468	—
Written off	(239)	(616)	(2,142)
Written back	(18,293)	(65)	(2,979)
Foreign currency translation difference	(1,626)	—	—

Balance as at December 31	$20,566	$36,553	$766

As of December 31, 2016 and 2015, allowance for doubtful debts of $18,487 and $35,628 had been recognized for certain gross receivable balances of $36,480 and $75,950, respectively, which arose from the Group’s EPC service revenue. Also, allowance for doubtful debts of $2,079 and $925 had been recognized for certain gross receivable balances of $29,695 and of $33,986, respectively, which arose from other types of revenues. These allowance are determined on the basis of their expected recoverable amount of these receivables.

Accounts receivable as at December 2016 and 2015 primarily consists of receivables arose from EPC services, trading and sales of solar PV related components.  The ageing of accounts receivable as of December 31, 2016 and 2015, prepared based on credit period offered, consisted of the followings:

	December 31, 2016			December 31, 2015
	Gross	Allowance	Net	Gross	Allowance	Net
Current	9, 077	—	9,077	26,054	(60)	25,994
0-90 days past due	6,817	—	6,817	65,737	(22,664)	43,073
91-180 days past due	9,379	—	9,379	3,488	—	3,488
181-365 days past due	3,516	(487)	3,029	582	—	582
over 1 year past due	37,386	(20,079)	17,307	14,075	(13,829)	246

Total	$66,175	$(20,566)	$45,609	$109,936	$(36,553)	$73,383

Included in the gross receivable balances arising from EPC services as at December 31, 2016 and 2015 were $34,049 and $37,050 due from Zhongwei Hanky Wiye Solar Co., Ltd (“Zhongwei”) against which allowance for doubtful debts of $16,220 and $17,385 had been recognized, respectively. In August 2014, the Group entered into an EPC contract with Zhongwei, a customer in the PRC, to construct a 30MW ground mounted PV station. The grid-connection of Zhongwei Project was completed in July 2015. There was significant delay of payments by Zhongwei based on the contract terms. The Group filed two lawsuits against the project owner of Zhongwei in August 2016 and April 2017 claiming repayment on the entire outstanding balances. On December 21, 2016, the Group won the first trial of the lawsuit filed in August 2016 and has successfully frozen the Zhongwei’s bank account that collects the electricity incomes generated from the 30MW PV station in the amount of $7,964. The first trial of the lawsuit filed in April 2017 has not been scheduled yet.

Included in the gross receivable balances arising from EPC services as at December 31, 2016 and 2015 were $700 and $12,964 due from Xinyu Realforce Energy Co., Ltd. (“Realforce”) against which full allowance for doubtful debts had been recognized. In the second half of 2014, the Group entered into an EPC contract with Realforce, a customer in the PRC, to construct a 21MW rooftop PV station. The construction of the PV station had been completed prior to December 31, 2014. Pursuant to the sales and leaseback arrangement entered in April 2015, Realforce sold the Group certain solar PV components installed in the 21MW rooftop PV station at their fair value of $10,806 and immediately leased them back over a 10-year period with annual interest rate of 10% under a finance lease contract. As a result of the above arrangement, the Group reduced the receivable balance due from Realforce by the fair value of the solar PV components of $10,806 and recognized a finance lease receivable of $10,806 due from Realforce. On February 23, 2016, the Group and Realforce reached another sales and leaseback arrangement with terms similar to those of the first arrangement in 2015 to settle majority of the remaining outstanding receivable balances. As a result of the second arrangement, the Group further reduced the accounts receivable balance due from Realforce by the fair value of the solar PV components of $11,523 and recognized a finance lease receivable of $11,523 due from Realforce. No gain or loss was recognized in the consolidated statements of operation in relation to the above settlement through sales and leaseback arrangement in 2015 and 2016. 100% equity interests in Realforce has been pledged to the Group to secure its repayment obligations under the finance lease contract and the outstanding accounts receivable balances.

Included in the gross receivable balances arising from EPC services as at December 31, 2016 and 2015 were nil and $25,936 due from Alxa League Zhiwei Photovoltaic Power Generation Co., Ltd. (“Alxa”) against which allowance for doubtful debts of nil and $15,279 had been recognized, respectively. In October 2014, the Group entered into an EPC contract with Alxa, a customer in the PRC, to construct a 30MW ground mounted PV station. The construction of 20MW PV station was completed prior to December 31, 2015. In April 2016, Alxa entered into a sales and leaseback arrangement with the Group for the purpose of settling the outstanding receivable arising from the EPC contract for 20MW. Pursuant to the sales and leaseback arrangement, Alxa sold the Group certain solar PV components installed in the rooftop PV station at their fair value of $28,854 and immediately leased them back over a 10-year period with annual interest rate of 12% under a finance lease contract. As a result of the above arrangement, the Group reduced the receivable balances due from Alxa by the fair value of the solar PV components of $25,254 and recognized a finance lease receivable of $28,854 due from Alxa. As a result of the above arrangement, the Group reduced the receivable balances due from Alxa by $25,254 and recognized a finance lease receivable of $28,854 at the fair value of the solar PV components. No gain or loss was recognized in the consolidated statement of operation in relation to the above settlement through sales and leaseback arrangement. 100% equity interests in Alxa has been pledged to the Group to secure its repayment obligations under the finance lease contract.